UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2009

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 8.01 — OTHER EVENTS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 21, 2009, as further discussed in Item 2.03 below, Calpine Corporation (“Calpine”) closed on its offering of approximately $1.2 billion in aggregate principal amount of its 7.25% Senior Secured Notes due 2017 (the “Notes”) in a private placement to holders of term loans under its existing First Lien Credit Facility (also referred to as the Exit Credit Facility in Calpine’s most recent quarterly report on Form 10-Q) for a like principal amount of term loans outstanding under such credit facility. The Notes were issued under an indenture, dated as of October 21, 2009 (the “Indenture”), among Calpine, the guarantors party thereto and Wilmington Trust Company, as trustee. The Notes, and related guarantees, are secured equally and ratably with the indebtedness incurred under Calpine Corporation’s existing credit facility by a first-priority lien on substantially all of Calpine Corporation’s and certain of the guarantors’ existing and future assets, subject to certain exceptions and permitted liens. Calpine received no net cash proceeds from this transaction; however, Calpine retired an aggregate principal amount of term loans under its existing credit facility equal to the aggregate principal amount of notes issued. Such term loans were cancelled and may not be redrawn. The offer and sale of the Notes for a like principal amount of term loans was consummated as a Permitted Debt Exchange pursuant to Section 2.30 of Calpine’s existing credit facility. The information in Item 2.03 below is hereby incorporated by reference in this Item 1.01.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 21, 2009, Calpine issued approximately $1.2 billion in aggregate principal amount of 7.25% senior secured notes due 2017 in a private placement for a like principal amount of term loans under the Indenture. This summary of the terms of the Indenture and the Notes is qualified in its entirety by reference to the Indenture, a copy of which (including the form of the Notes) is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Notes bear interest at 7.25% payable on April 15 and October 15 of each year beginning on April 15, 2010. Calpine will make each interest payment to the holders of record on the April 1 and October 1 immediately preceding the applicable interest payment date. The Notes will mature on October 15, 2017. The Notes are guaranteed by each of Calpine’s current and future domestic subsidiaries that are a borrower or guarantor under the First Lien Credit Facility and rank equally in right of payment with all of Calpine’s and the guarantors’ other existing and future senior indebtedness, and will be effectively subordinated in right of payment to all existing and future liabilities of Calpine and its subsidiaries that do not guarantee the Notes. The Notes are secured equally and ratably with indebtedness under Calpine’s First Lien Credit Facility by a first-priority lien, subject to certain exceptions and permitted liens, on substantially all of Calpine’s and certain of the guarantors’ existing and future assets.

Subject to certain qualifications and exceptions, the Indenture will, among other things, limit Calpine’s ability and the ability of the guarantors to:

•	incur or guarantee additional first lien indebtedness;
•	enter into commodity hedge agreements;
•	enter into sale and leaseback transactions;
•	create liens; and
•	consolidate, merge or transfer all or substantially all of Calpine’s assets and the assets of Calpine’s restricted subsidiaries on a combined basis.

On or after October 15, 2013, Calpine may on any one or more occasions redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture, plus any accrued and unpaid interest. Calpine may also redeem any of the Notes at any time prior to October 15, 2013, at a price equal to 100% of the aggregate principal amount thereof, plus a “make-whole” premium and accrued and unpaid interest. Prior to October 15, 2012, Calpine may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings, at a price equal to 107.25% of the aggregate principal amount thereof, plus accrued and unpaid interest. In addition, prior to October 15, 2013, but not more than once in any 12-month period, Calpine may redeem up to 10% of the original aggregate principal amount of the Notes at a redemption price of 103% of the aggregate principal amount thereof, plus accrued and unpaid interest.

If a Change of Control Triggering Event (as defined in the Indenture) occurs, each holder of the Notes will have the right to require Calpine to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes pursuant to a Change of Control Offer (as defined in the Indenture) on the terms set forth in the Indenture in cash equal to 101% of the aggregate principal amount, plus accrued and unpaid interest.

If an event of default arises from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest on a timely basis, failure to comply with the agreements under the Indenture or related security documents, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under the security documents or the guarantees, subject to certain limitations including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the Notes to be due and payable immediately.

ITEM 8.01 — OTHER EVENTS

On October 21, 2009, Calpine announced the closing of the offering of the Notes described in Item 2.03 of this Current Report on Form 8-K. A copy of the press release is included as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

4.1	Indenture, dated October 21, 2009, among Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, as trustee, including the form of the Notes.

99.1	Calpine Corporation Press Release dated October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: October 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated October 21, 2009, among Calpine Corporation, the guarantors party thereto and Wilmington Trust Company, as trustee, including the form of the Notes.

99.1	Calpine Corporation Press Release dated October 21, 2009.